Exhibit 99.1

September 2006 Investor Presentation

Forward Looking Statements Changes in or elimination of laws, tariffs, trade or other controls or enforcement practices such as: national, state or local energy policy; federal ethanol tax incentives; regulation currently under consideration pursuant to the passage of the Energy Policy Act of 2005, which contains a renewable fuel standard and other legislation mandating the usage of ethanol or other oxygenate additives; state and federal regulation restricting or banning the use of Methyl Tertiary Butyl Ether, a fuel derived from methanol (‘‘MTBE’’); environmental laws and regulations applicable to our operations and the enforcement thereof; Changes in weather and general economic conditions; Overcapacity within the ethanol and petroleum refining industries; Total United States consumption of gasoline; Availability and costs of products and raw materials, particularly corn, coal and natural gas; Labor relations; Fluctuations in petroleum prices; Our or our employees’ failure to comply with applicable laws and regulations; Our ability to generate free cash flow to invest in our business and service our indebtedness; Limitations and restrictions contained in the instruments and agreements governing our indebtedness; Our ability to raise additional capital and secure additional financing; Our ability to retain key employees; Liability resulting from actual or potential future litigation; Competition; Plant shutdowns or disruptions at our plant or plants whose products we market; availability of rail cars and barges; Renewal of alliance partner contracts; and other factors described in our filings with the Securities and Exchange Commission. Certain information included in this presentation may be deemed to be ‘‘forward looking statements’’ within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this presentation, are forward looking statements. In particular, statements that we make related to our overall volume trends, industry forces, margin trends, anticipated capital expenditures and our strategies are forward looking statements. When used in this document, the words ‘‘believe,’’ ‘‘expect,’’ ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘should,’’ ‘‘would,’’ ‘‘could’’ and similar expressions are intended to identify forward looking statements. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements. We disclaim any duty to update any forward looking statements. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include, but are not limited to the following:

Ajay Sabherwal Chief Financial Officer Ron Miller President & CEO Company AttendeesLes Nelson Director - Investor Relations

What We Will Cover Ethanol Industry Aventine Update Aventine Growth Financial Overview

Aventine Offers Value Healthy industry fundamentals and commodity outlookStrong track record with significant free cash flow Unmatched distribution infrastructureSignificant future capacity additions Low-cost and diversified operations Industry-leading management team

The Basics – Ethanol 101

- Grain alcohol produced from fermentation of starch or sugar
- 95% of US ethanol made from corn
- Ethanol is a gasoline additive and substitute
- All cars can run on 10% ethanol gasoline blend
- Cars can be made to burn 85% ethanol
  - 5 million on the road today
- Priced relative to regular gasoline (quoted in $ / gallon)
- Industry has doubled in last 3 years
- Government mandate doubles renewable fuel demand in next six years

Ethanol as a % of Gasoline Sold



Ethanol
2.7%
Gasoline
97.3%

2005 Total Gasoline Demand = 148 billion gallons

Ethanol as An Additive



Octane Rating
115
110
105
100
95
90
85
80
87
92
113
Regular Unleaded
Premium Unleaded
Ethanol

5

Where Does Demand Originate? Public Policy Mandate – RFS currently 7.5 billion gallons by 2012. A further increase in the mandate wouldhelp balance supply/demand concerns provide long-term support for ethanol prices improved investor sentimentDiscretionary Blending by Refiners and Blenders – ethanol can be used as an octane enhancer to extend gasoline stocks to reduce the cost to refiners/blenders Ethanol priced at anything less than gas plus $0.51 is economically advantageous to blenders/refiners and will generate discretionary demand

CBOT Corn Prices Decline on Strong Yield Forecast



CBOT Corn Futures Price
$2.75
$2.70
$2.65
$2.60
$2.55
$2.50
$2.45
Price per Bushel
January
February
March
April
May
June
July
August
Month

7

Ethanol Fundamentals Remain Strong Ethanol spot prices since our IPO have trended downward, but still significantly above historical levels Corn prices remain low Switch from MTBE caused shortages of octane, significantly increasing spot prices in second quarter and eliminating discretionary blending Imports increased supply, but are expected to decline as prices recede $0.00$0.50$1.00$1.50$2.00$2.50$3.00$3.50JanuaryFebruaryMarchAprilMayJuneJulyAugust2006 Month

Commodity Outlook for Ethanol is Favorable Historical Corn Yields Current Uses for U.S. Corn (2005) Historical Spot Price Source: USDA Source: USDA Feed and Residual 55% Exports 17% Ethanol 15% Food and Seed 13% Source: CBOT and Platts (1) Net CBOT Corn Cost ($/Gallon) is defined as CBOT spot less 1/3 the CBOT spot for co-product recovery as per Jim Jordan report dated September 2005.11012013014015016017019961997199819992000200120022003200420052006EU.S. Corn Yield (Bushels/Acre)

Ethanol Attracting Bi-Partisan Support Strong political support for ethanol at all levels of government - Driven by high oil prices, desire for energy security, and agricultural interests Ethanol being embraced by President Bush, Hillary Clinton, Nancy Pelosi, George Pataki, Richard Lugar, Charles Grassley and others Various proposals to increase the RFS have been introduced in Congress (i.e., 10% by 2010, 10% by 2015, 19 billion gallons by 2016, 25 billion gallons by 2020, etc.).

Aventine Is the Face of Ethanol to Its Customers Dependable supplier of ethanol in large volumes Brings national market to Midwest ethanol producers Current production in eight states provides distribution flexibility Fragmented industry provides acquisition opportunities

Terminal, Truck, Barge or Railcar: We’re There! Over 1,416 rail cars under long-term lease 1 ocean-going & 13 inland river barges on time-charter 14 production sites and 47 terminals Extensive blending system with 31 million gallons of capacity (renewal at our option) Access to West, East, and Gulf Coast 25 years of development Competitive Advantage Pekin Facility Aurora Facility Alliance Partners Terminals

Aventine On The Move Pre Post IPO IPO Terminals 45 47 Rail Cars 1,316 1,416 Inland barges 10 13 Current alliance production capacity (MMGPY)(1) 490 520 New alliance partners and announced capacity expansions (MMGPY) 208 327(1) Includes Verasun’s 230 million gallons that will leave the alliance on April 1, 2007

Integration Drives Long-Term Relationships Fully-integrated ethanol pure-play Ability to reliably deliver product to customers Multiple modes of transportation (truck, rail, and barge) Difficult to replicate terminal infrastructure Economies of scale Consistency of fee-based revenue from alliance partners Key Customer Relationships

Strong Management TeamChief Financial Officer Ajay Sabherwal 17 years Vice President Business Resources and Administration Roger E. Bushue 36 years President & CEO Ronald H. Miller 35 years RFA Chairmanship 1995-2001, 2005- Vice President Operations Jerry L. Weiland 42 years Vice President Ethanol Marketing James R. Sneed 17 years Vice President External Relations James M. Redding 22 years Vice President Commodities and Energy Ken Eckhardt 21 years Chief Accounting & Compliance Officer William J. Brennan 29 years Vice President of Logistics & Business Development John Gray 26 years

A Strategy of Measured Growth

Expansion Schedule

	Pekin 2	Pekin 3	Mt. Vernon	Aurora
Capacity (MMgal)	56.5	110.0	220.0	220.0
Land	✔	✔	✔	✔
Existing Infrastructure	✔	✔	✔	✔
Engineering, Procurement, Construction	Fagen / Kiewit ICM	Kiewit Delta T	Kiewit Delta T	Kiewit Delta T

Anticipated Year-End Production Capacity



1 Billion Gallon Goal
1,000.0
1,000
900
800
700
600
500
400
300
200
100
0
Millions of Gallons
756.5
220.0
220.0
110.0
206.5
426.5
110.0
110.0
206.5
206.5
150.0
2006
2007
2008
2009
Goal
Pekin 1 & 2 + Aurora
Pekin 3
Mt. Vernon
Aurora West
Goal

Other than with respect to Pekin 2, we do not have environmental or other permits, detailed engineering, procurement contracts, construction contracts or additional financing for any such potential expansions

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Mt. Vernon Site Location

Mt. Vernon Site is Well Positioned 220 million gallon nameplate capacity facility to be built 116 acre site to be leased from Ports of Indiana Site has existing infrastructure including roads, rail and dock access to river system Site will source grain from Consolidated Grain and Barge’s (CGB) 10 million bushel elevator system in the Mt. Vernon area Initial production is expected by the end of 2008

Strategic Agreement with CGB CGB Enterprises operates over 70 locations across the US and through its subsidiary CGB Co., is a significant principle in the US grain industryCGB will market the DDGS for export to Europe, Japan, and AsiaCGB to be responsible for ethanol and DDGS loading at facility

Pekin Complex – How It All Fits Pekin Pekin 2 Pekin 3

We Are Growing in Pekin 56.5 million gallon dry mill expansion currently under way. Prefunded expansion to be completed early 2007 Located adjacent to existing wet mill facility in Pekin, IL Shared facilities to include grain handling, tank farm, rail, barge and truck loading facilities providing cost-effective shared services Further 110 million gallon dry mill expansion to be added to same site. Expected completion to be the end of 2008

Where is Aurora West Complex?

Aurora West Builds on Existing Relationship 220 million gallon nameplate capacity facility to be built 86 acre site purchased from Aurora Coop adjacent to existing facility Facility to be 100% Aventine owned and operated Grain to be supplied by Aurora Coop’s 20 grain elevator system Aventine to market ethanol and DDGS Aurora Coop to be marketer for syrup and WDGS Groundbreaking for grain elevators occurred September 7

Financial Overview Ajay Sabherwal Chief Financial Officer

Aventine Continues to Execute Successful IPO - Raised approximately $262 million in cash. Over $170 million of cash on Q2’06 pro-forma balance sheet Substantially debt-free. Redeemed all but $5 million of outstanding bonds in July 2006 Generate strong cash flow from operations - $43.5 million in first six months of 2006 Executing expansion plans as previously announced Net income in Q2’06 increased seven-fold over Q2’05

Proven Ability to Generate Substantial Free Cash Flow Revenue $191.0 $442.9 $1,303.9 Gross Profit 13.9 50.2 135.5 EBITDA (1) 10.2 44.8 112.0 Net Income 3.4 24.6 59.0 Cash Flows from Operations 10.5 35.5 53.0 (1) Includes non-cash charges related to stock compensation costs Post IPO, 41.8 million shares are outstanding. Diluted shares outstanding total approximately 43.3 million shares Q2’05 Q2’06LTM (in millions, except per share amounts)

Aventine Today – Positioned for Growth Q2’06 Q2’06 Post-IPO ($ in millions) Pre-IPO Pro-forma Cash* $72.8 $170.1 Debt $160.0 $5.0 Equity $19.2 $281.1 * Includes cash previously classified as restricted for Pekin, IL expansion

Aurora Back on Track Production issues improved Facility now ramping production to nameplate capacity Expect nameplate capacity production levels for Q4’06

Aventine Set For The Future Unlevered balance sheet enables Company to take advantage of growth opportunities Cash, cash flow and debt markets to fund currently identified expansion opportunities Prudent and disciplined approach for additional expansion opportunities

Financial Reconciliations

How Do We Get to EBITDA? Net income $ 3,393 $ 24,654 $ 58,995 Plus: Income taxes 2,263 15,765 35,854 Plus: Interest expense 4,095 4,236 17,148 Less: Interest income (479) (1,228) (3,235) Plus: Depreciation 912 1,385 3,230 EBITDA $10,184 $ 44,812$111,992Q2’05 Q2’06 LTM

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